UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 26, 2017 (January 24, 2017)

AMAZING ENERGY OIL AND GAS, CO.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-52392
(Commission File No.)

701 S Taylor Street
Suite 470, LB 113
Amarillo, Texas 79101
(Address of principal executive offices and Zip Code)

(855) 448-1922
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS.

On January 24, 2017, Mr. Dan Denton resigned his position as Principal Financial Officer and Principal Accounting Officer.  Mr. Denton had no disagreements with us over our operations, policies or practices.  On January 24, 2017, our Board of Directors appointed Stephen Salgado to serve as our Principal Financial Officer and Principal Accounting Officer. Mr. Salgado will continue to serve as our Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 26th day of January, 2017.

AMAZING ENERGY OIL AND GAS, CO.

BY:	STEPHEN SALGADO
Stephen Salgado, Principal Financial Officer